SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2001

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      01-19890                     76-0172936
  (State Or Other                 (Commission                  (IRS Employer
  Jurisdiction Of                  File Number)              Identification No.)
   Incorporation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                        One Millenium Way
            Branchburg, New Jersey                            08876
            ---------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100


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Item  5.  Other  Events.

     On January 5, 2001, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

     99.1  Press  release  dated  January 5, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIFECELL  CORPORATION

                                        By:
                                        ----------------------

                                        Steven  T.  Sobieski
                                        Chief  Financial  Officer

Date:     January 5, 2001


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